SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 24, 2003

DENDRITE INTERNATIONAL, INC.

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(Exact Name of Registrant as Specified in Charter)

New Jersey	0-26138	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Mount Kemble Avenue, Morristown, New Jersey	07960-6767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(973) 425-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. (c) Exhibits.

99.1	Press Release of Dendrite International, Inc., dated April 24, 2003.

Items 9 and 12.

Attached and incorporated herein by reference and being furnished hereby as Exhibit 99.1 is a copy of a press release of Dendrite International, Inc. (“Dendrite”) dated April 24, 2003, reporting Dendrite’s financial results for the first quarter of 2003.

The financial outlook contained in this press release does not and cannot take into consideration any expenses pertaining to any potential acquisitions by the Company (including pursuant to an offer to Synavant), or revenues that may result from any such acquisition, as such expenses or revenues are highly uncertain and indeterminable at this time. The Company, therefore, would not be in a position to provide any amounts related to any such potential amounts on a forward-looking basis and has referenced this fact in its outlook section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	DENDRITE INTERNATIONAL, INC. By: KATHLEEN E. DONOVAN —————————————— Name: Kathleen E. Donovan Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Dendrite International, Inc., dated April 24, 2003.